SMA Relationship Trust	Prospectus Supplement

SMA Relationship Trust
Series A
Series G
Series S
Series M
Series T
Prospectus Supplement

December 30, 2015

Dear Investor,

The purpose of this supplement is to update the Prospectus of the Series A, Series G, Series S, Series M and Series T series (each a “Fund” and collectively, the “Funds”) of SMA Relationship Trust dated April 30, 2015, as supplemented, as follows.

In connection with their rebranding, the Advisor/Administrator is now operating as UBS Asset Management (Americas) Inc. and the Underwriter is now operating as UBS Asset Management (US) Inc.  Accordingly, all references in the Prospectus to UBS Global Asset Management (Americas) Inc. are deleted and replaced with UBS Asset Management (Americas) Inc. and all references in the Prospectus to UBS Global Asset Management (US) Inc. are deleted and replaced with UBS Asset Management (US) Inc.  Also, all references in the Prospectus to UBS Global Asset Management Division are deleted and replaced with UBS Asset Management Division.

Additionally, the first two paragraphs under “Your investment—Managing your fund account—Pricing and valuation” on page 66 of the Prospectus are deleted in their entirety and replaced with the following:

The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. Each Fund generally calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. To the extent that a Fund’s assets are traded in other markets on days when the NYSE is not open, the value of a Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after a Fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your financial advisor is responsible for making sure that your order is promptly sent to the Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-760

SMA Relationship Trust	Prospectus Supplement

SMA Relationship Trust

Supplement to the Statement of Additional Information

December 30, 2015

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information (“SAI”) of SMA Relationship Trust dated April 30, 2015, as supplemented, as follows.

In connection with their rebranding, the Advisor/Administrator is now operating as UBS Asset Management (Americas) Inc. and the Underwriter is now operating as UBS Asset Management (US) Inc.  Accordingly, all references in the SAI to UBS Global Asset Management (Americas) Inc. are deleted and replaced with UBS Asset Management (Americas) Inc. and all references in the SAI to UBS Global Asset Management (US) Inc. are deleted and replaced with UBS Asset Management (US) Inc.  Additionally, all references in the SAI to UBS Global Asset Management Division are deleted and replaced with UBS Asset Management Division.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-761